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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                  AVIALL, INC.

                                  $200,000,000

                          7 5/8% Senior Notes due 2011

                               Purchase Agreement

                                                              New York, New York
                                                                   June 25, 2003

Citigroup Global Markets Inc.
Credit Suisse First Boston LLC
Wachovia Securities, LLC
As Representatives of the Initial Purchasers
   c/o Citigroup Global Markets Inc.
   388 Greenwich Street
   New York, New York 10013

Ladies and Gentlemen:

                  Aviall, Inc., a corporation organized under the laws of Delaware (the "Company"), proposes to issue and sell to the several parties named in Schedule I hereto (the "Initial Purchasers"), for whom you (the "Representatives") are acting as representatives, $200,000,000 principal amount of its 7 5/8% Senior Notes due 2011 (the "Notes"). The Notes will be unconditionally guaranteed (the "Subsidiary Guarantees," and together with the Notes, the "Securities") by each of the Company's direct and indirect Subsidiaries set forth on the signature page hereto (the "Subsidiary Guarantors"). The Securities are to be issued under an indenture (the "Indenture"), to be dated as of June 30, 2003, between the Company, the Subsidiary Guarantors and The Bank of New York, as trustee (the "Trustee"). The Securities have the benefit of a registration rights agreement (the "Registration Rights Agreement"), to be dated as of June 30, 2003, between the Company, the Subsidiary Guarantors and the Initial Purchasers, pursuant to which the Company and the Subsidiary Guarantors have agreed to register a new series of notes (the "Exchange Notes") and related Subsidiary Guarantees (the "Exchange Guarantees," and together with the Exchange Notes, the "Exchange Securities") under the Act subject to the terms and conditions therein specified. Pursuant to the Registration Rights Agreement, the Exchange Securities will be offered in exchange for the Securities (the "Registered Exchange Offer"). To the extent there are no additional parties listed on Schedule I other than you, the term Representatives as used herein shall mean you as the Initial Purchasers, and the terms Representatives and Initial Purchasers shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 17 hereof.

                  In connection with the offering of the Securities, the Company and the Subsidiary Guarantors will enter into a second amended and restated credit agreement (the "Credit Agreement Amendment") that amends and restates that certain Credit Agreement, dated as of

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December 17, 2001, among Aviall Services, Inc., the Company, the lenders and issuers party thereto and Citicorp USA, Inc., as amended (the "Credit
Agreement").

                  The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

                  In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated June 12, 2003 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and material incorporated by reference therein, the "Preliminary Memorandum"), and a final offering memorandum, dated the date hereof (as amended or supplemented at the Execution Time, including any and all exhibits thereto and material incorporated by reference therein, the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers.

                  1. Representations and Warranties. Each of the Company and each Subsidiary Guarantor, jointly and severally, represents and warrants to each Initial Purchaser as set forth below in this Section 1.

                           (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time and on the Closing Date, the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof and on the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Subsidiary Guarantors make no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein.

                           (b) During the six-month period prior to the date here, none of the Company, the Subsidiary Guarantors, nor any of its or their Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any Securities, or solicited offers to buy any Securities, or, in either case, any security of the same class or series as the Securities, under circumstances that would require the registration of the Securities under the Act; provided that the Company and the Subsidiary Guarantors make no representation or warranty with respect to any actions undertaken by the Representatives, the Initial Purchasers, their Affiliates or anyone acting on their behalf.

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                           (c)      None of the Company, the Subsidiary
         Guarantors, nor any of its or their Affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States; provided that the Company and the Subsidiary Guarantors make no representation or warranty with respect to any actions undertaken by the Representatives, the Initial Purchasers, their Affiliates or anyone acting on their behalf. The parties hereto acknowledge that any press release that complies with Rule 135(c) under the Securities Act does not constitute a general solicitation within the meaning of Regulation D.

                           (d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

                           (e)      None of the Company, the Subsidiary
         Guarantors, nor any of its or their Affiliates, nor any person acting on its or their behalf has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S; provided that the Company and the Subsidiary Guarantors make no representation or warranty with respect to any actions undertaken by the Representatives, the Initial Purchasers, their Affiliates or anyone acting on their behalf. Terms used in this paragraph and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

                           (f) As of the Closing Date, the Company has been advised by the NASD's PORTAL Market that the Notes and Exchange Notes have been designated PORTAL-eligible securities in accordance with the rules and regulations of the NASD.

                           (g) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, an "investment company" within the meaning of the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Company's securities.

                           (h) The Company is subject to and in compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act in all material respects.

                           (i)      None of the Company, the Subsidiary
         Guarantors or any of its or their Affiliates, nor any person acting on its or their behalf has paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities of the Company (except as contemplated by this Agreement); provided that the Company and the Subsidiary Guarantors make no representation or warranty with respect to any actions undertaken by the Representatives, the Initial Purchasers, their Affiliates or anyone acting on their behalf.

                           (j)      None of the Company, the Subsidiary
         Guarantors or any of its or their Affiliates, nor any person acting on its or their behalf has taken, directly or indirectly, any action designed to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the

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         sale or resale of the Securities in violation of applicable securities laws; provided that the Company and the Subsidiary Guarantors make no representation or warranty with respect to any actions undertaken by the Representatives, the Initial Purchasers, their Affiliates or anyone acting on their behalf.

                           (k) Each of the Company and its Subsidiaries has been duly incorporated or organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction in which it is incorporated or organized with full corporate or limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation, limited liability company or partnership and is in good standing under the laws of each jurisdiction that requires such qualification; except where the failure to be in good standing or duly qualified (i) could not reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture, the Securities, the Registration Rights Agreement or the Credit Agreement Amendment, or the consummation of any of the transactions contemplated hereby or thereby; or (ii) could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (the occurrence of the events described in clause (ii) being referred to herein as a "Material Adverse Effect").

                           (l) All the outstanding shares of Capital Stock of each Subsidiary Guarantor have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum, all outstanding shares of Capital Stock of the Subsidiary Guarantors are owned by the Company either directly or through wholly owned Subsidiary Guarantors free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, other than under the Credit Agreement.

                           (m) The statements contained in the Final Memorandum under the captions "Business--Regulation," "Business--Aviall Services--Significant Parts Contracts," "Risk Factors--Risks Relating to our Business--If our principal suppliers terminate or limit their relationships with us, our net sales could decline substantially and our business could otherwise be adversely affected," "Risk Factors--Risks Relating to our Business--If our FAA repair authority is revoked or limited, we could incur significant costs and our growth could be hindered," "Risk Factors--Risks Relating to our Business--We could incur significant costs and expenses related to environmental problems" and "Management's Discussion and Analysis of Financial Condition and Results of Operations--Environmental Matters," insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

                           (n) This Agreement has been duly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors.

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                           (o)      The Indenture has been duly authorized and,
         assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by the Company and each of the Subsidiary Guarantors, will constitute a legal, valid, binding instrument enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, preference or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

                           (p) The issuance of the Notes by the Company and the issuance by each Subsidiary Guarantor of its respective Subsidiary Guarantee has been duly and validly authorized and, when the Company has, and the Subsidiary Guarantors have, duly executed each global certificate representing the Securities and such Securities have been authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers under this Agreement, the Notes will constitute legal, valid, binding and enforceable obligations of the Company and the respective Subsidiary Guarantee of each Subsidiary Guarantor will constitute its legal, valid, binding and enforceable obligation, in each case entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, preference or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

                           (q) The issuance of the Exchange Notes by the Company and the issuance by each Subsidiary Guarantor of its respective Exchange Guarantee has been duly and validly authorized and, when the Company has, and the Subsidiary Guarantors have, duly executed each global certificate representing the Exchange Securities and such Exchange Securities have been authenticated, in accordance with the provisions of the Indenture and delivered to the holders of Securities in exchange therefor as contemplated by the Registration Rights Agreements, the Exchange Notes will constitute legal, valid, binding and enforceable obligations of the Company and the respective Subsidiary Guarantee of each Subsidiary Guarantor will constitute its legal, valid, binding and enforceable obligation, in each case entitled to the benefits of the Indenture (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, preference or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity).

                           (r) The Registration Rights Agreement has been duly authorized and, assuming due authorization, execution and delivery thereof by the Initial Purchasers, when executed and delivered by the Company and each of the Subsidiary Guarantors, will constitute a legal, valid, binding and enforceable instrument (except as to rights of indemnity and contribution which maybe limited by applicable law) of the Company and each of the Subsidiary Guarantors (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, preference or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

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                           (s)      The Credit Agreement Amendment has been duly
         authorized and, assuming due authorization, execution and delivery thereof by the other parties thereto, when executed and delivered by the Company and each of the Subsidiary Guarantors, will constitute a legal, valid, binding and enforceable instrument of the Company and each of the Subsidiary Guarantors (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, preference or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

                           (t) Each of the Company and the Subsidiary Guarantors has all requisite corporate, limited liability company or partnership power and authority, has taken all requisite corporate, limited liability company or partnership action necessary to enter into and perform this Agreement, the Indenture, the Securities, the Registration Rights Agreement and the Credit Agreement Amendment.

                           (u) Subject to compliance by the Initial Purchasers with the representations, warranties and covenants set forth in Section 4 hereof, no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Indenture, the Registration Rights Agreement or the Credit Agreement Amendment, except such as will be obtained under the Act and the Trust Indenture Act with respect to the Exchange Securities and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Final Memorandum and the Registration Rights Agreement.

                           (v) Subject to compliance by the Initial Purchasers with the representations, warranties and covenants set forth in Section 4 hereof and assuming the effectiveness of the Credit Agreement Amendment, neither the execution and delivery of this Agreement, the Indenture, the Registration Rights Agreement or the Credit Agreement Amendment, the issue and sale of the Securities and the Exchange Securities, nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, (i) the certificate of incorporation, by-laws or other organizational documents of the Company or any of its Subsidiaries;
         (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or bound or to which its or their property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, governmental body or agency, including, without limitation, the Federal Aviation Administration, or arbitrator having jurisdiction over the Company or any of its Subsidiaries or any of its or their properties; except, in the case of clauses (ii) and (iii), as (A) could not reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture, the Securities, the Registration Rights Agreement or the Credit Agreement Amendment, or the

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         consummation of any of the transactions contemplated hereby or thereby, or (B) would not result in a Material Adverse Effect.

                           (w) The consolidated historical financial statements and schedules of the Company and its consolidated Subsidiaries included in the Final Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Final Memorandum fairly present, on the basis stated in the Final Memorandum, in all material respects the information included therein.

                           (x) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their directors, officers or property is pending or, to the knowledge of the Company's executive officers, threatened that could reasonably be expected to have (i) a material adverse effect on the performance of this Agreement, the Indenture, the Securities, the Registration Rights Agreement or the Credit Agreement Amendment, or the consummation of any of the transactions contemplated hereby or thereby; or (ii) a Material Adverse Effect, except in each case as set forth in or contemplated in the Final Memorandum.

                           (y) The Company and each of its Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except where the failure to own or lease such properties would not result in a Material Adverse Effect.

                           (z)      Neither the Company nor any of its
         Subsidiaries is in violation or default of (i) any provision of its certificate of incorporation, bylaws or other organizational documents;
         (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) subject to compliance by the Initial Purchasers of the representations, warranties and covenants set forth in Section 4 hereof, any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, governmental body or agency, including without limitation, the Federal Aviation Administration, or arbitrator having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, except, in the case of clause (ii) or (iii) only, such violation or default as (A) could not reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture, the Securities, the Registration Rights Agreement or the Credit Agreement Amendment, or the consummation of any of the transactions contemplated hereby or thereby, or (B) could not reasonably be expected to have a Material Adverse Effect.

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                           (aa)     PricewaterhouseCoopers, LLP, who have
         certified certain financial statements of the Company and its consolidated Subsidiaries and delivered their report with respect to the audited consolidated financial statements (including the notes thereto) and schedules included in the Final Memorandum, are to the knowledge of the Company's executive officers independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                           (bb) There are no stamp or other issuance or transfer taxes or duties or other similar fees (other than the registration fee under the Act) or charges required to be paid in connection with the execution, delivery and performance of this Agreement or the Indenture by the Company or the Subsidiary Guarantors or the issuance or sale by the Company or the Subsidiary Guarantors of the Securities or the Exchange Securities.

                           (cc) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect.

                           (dd) No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of Rolls-Royce Corporation or Honeywell International Inc., that, in either case, could reasonably be expected to have a Material Adverse Effect.

                           (ee) Since the date of the most recent financial statements included in the Final Memorandum, there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                           (ff) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company has notified the Company or any of its Subsidiaries that it is denying or intends to deny liability or to defend under a reservation of rights clause, except as would not have a Material Adverse Effect; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

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                           (gg)     No Subsidiary Guarantor of the Company is
         currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary Guarantor's Capital Stock, from repaying to the Company any loans or advances to such Subsidiary Guarantor from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary Guarantor of the Company, except under the Credit Agreement or as described in or contemplated by the Final Memorandum.

                           (hh) The Company and its Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits or other authorizations would not have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, (i) would have a material adverse effect on the performance of this Agreement, the Indenture, the Securities, the Registration Rights Agreement or the Credit Agreement Amendment, or the consummation of any of the transactions contemplated hereby or thereby, or (ii) would have a Material Adverse Effect.

                           (ii) The Company and its Subsidiaries on a consolidated basis maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
         (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, in the case of each of clauses (i) through (iv) in all material respects.

                           (jj) The Company and its Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except (x) where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, or (y) as set forth in or contemplated in the Final Memorandum; and, except as set forth in the Final Memorandum or as would not result in a Material Adverse Effect, neither the Company nor any of the Subsidiaries has been named as a "potentially responsible party" under the

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         Comprehensive Environmental Response, Compensation, and Liability Act
         of 1980, as amended.

                           (kk) Each of the Company and its Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its Subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations; the Company and its Subsidiaries have not incurred any material unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                           (ll)     None of the Company nor any of its
         Subsidiaries (each on a consolidated basis) is, nor will any of the Company or any of its Subsidiaries (each on a consolidated basis) be after giving effect to the execution, delivery and performance of this Agreement, the Indenture, the Securities, the Registration Rights Agreement and the Credit Agreement Amendment and the consummation of any other of the transactions herein or therein contemplated, (A) unable to pay its debts (contingent or otherwise) as they mature or (B) otherwise insolvent.

                           (mm) Each of the relationships and transactions specified in Item 404 of Regulation S-K that would have been required to be described in a prospectus if the offer and sale of the Securities had been registered under the Act have been so described in all material respects in the Final Memorandum.

                           (nn) The Subsidiary Guarantors signatory hereto constitute all of the Company's direct or indirect domestic Subsidiaries. The agreements listed on Schedule II hereto are the only material agreements of the Company and its Subsidiaries, taken as a whole.

                  Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Initial Purchasers in connection with the closing of the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Initial Purchaser.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.0% of the principal amount thereof, plus accrued interest, if any, from June 30, 2003 to the Closing Date, the principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule I hereto.

                  3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on June 30, 2003, or at such time on such later date

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(not later than July 7, 2003) as the Representatives and the Company shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). The Securities shall be delivered in such names, forms and amounts as the Representatives shall specify and shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the accounts and in the names specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  4. Representations, Warranties and Covenants of the Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company and the Subsidiary Guarantors that:

                           (a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those persons it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A; or (ii) in accordance with the restrictions set forth in Exhibit A hereto.

                           (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

                           (c) It is an "accredited investor" within the meaning of Rule 501(a) under the Act.

                  5. Agreements. Each of the Company and each Subsidiary Guarantor agrees, jointly and severally, with each Initial Purchaser that:

                           (a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

                           (b) The Company will not amend or supplement the Final Memorandum without the prior written consent of the Representatives, which consent will not be unreasonably withheld or delayed.

                           (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final

         Memorandum to comply with applicable law, the Company promptly (i) will notify the Representatives of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

                           (d) The Company will, if necessary, cooperate with the Representatives in connection with the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company or any Subsidiary be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                           (e)      None of the Company, the Subsidiary
         Guarantors, nor any of its or their Affiliates, nor any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act; provided that the Company and the Subsidiary Guarantors make no covenant with respect to any actions undertaken by the Representatives, the Initial Purchasers, their Affiliates or anyone acting on their behalf.

                           (f)      None of the Company, the Subsidiary
         Guarantors nor any of its or their Affiliates, nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States; provided that the Company and the Subsidiary Guarantors make no covenant with respect to any actions undertaken by the Representatives, the Initial Purchasers, their Affiliates or anyone acting on their behalf.

                           (g) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                           (h)      None of the Company, the Subsidiary
         Guarantors nor any of its or their Affiliates, nor any person acting on its or their behalf will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S; provided that the Company and the Subsidiary Guarantors make no covenant with respect to any actions undertaken by the Representatives, the Initial Purchasers, their Affiliates or anyone acting on their behalf. Terms used in this paragraph have the meanings given to them by Regulation S.

                           (i)      The Company will cooperate with the
         Representatives and use its reasonable best efforts to permit the Securities and the Exchange Securities to be eligible for clearance and settlement through The Depository Trust Company.

                           (j) None of the Company nor the Subsidiary Guarantors will, for a period of 90 days following the Execution Time, without the prior written consent of Citigroup, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition by the Company or any Subsidiary Guarantor), directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities) or the Exchange Securities.

                           (k)      None of the Company, the Subsidiary
         Guarantors nor any of its or their Affiliates will take, directly or indirectly, any action designed to cause or result in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities in violation of applicable securities laws; provided that the Company and the Subsidiary Guarantors make no covenant with respect to any actions undertaken by the Representatives, the Initial Purchasers, their Affiliates or anyone acting on their behalf.

                           (l) The Company will apply the net proceeds from the sale of the Securities as set forth under the heading "Use of Proceeds" in the Final Memorandum.

                           (m) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture and the Registration Rights Agreement, the issuance of the Securities and the Exchange Securities and the fees of the Trustee;
         (ii) the preparation, printing or reproduction of the Preliminary Memorandum and Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Memorandum and Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities and the Exchange Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) admitting the Notes and Exchange Notes for trading in the PORTAL Market; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder; provided, that the Company shall not be required to pay the expenses of the Initial Purchasers except as provided in Section 7.

                  6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Subsidiary Guarantors contained herein at the Execution Time and the Closing Date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company and the Subsidiary Guarantors of its and their obligations hereunder and to the following additional conditions:

                           (a) The Company shall have requested and caused Haynes and Boone LLP, counsel for the Company and the Subsidiary Guarantors (except with respect to opinion (a)(ix) below, which shall be provided by Jeff Murphy, Esq., counsel to the Company), to furnish to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                                    (i)      each of the Company and each of
                  Aviall Services, Inc., Aviall Product Repair Services, Inc. and Inventory Locator Service, LLC (each a "Material Guarantor") is a corporation or limited liability company validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with the requisite corporate or limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum. Each of the Company, Aviall Services, Inc, and Inventory Locator Service, LLC is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of the State of Texas;

                                    (ii)     all outstanding shares of Capital
                  Stock of the Material Guarantors are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any perfected security interest, other than under the Credit Agreement;

                                    (iii)    the statements in the Final
                  Memorandum under the headings "Description of Notes," "Exchange Offer; Registration Rights," "Certain U.S. Federal Income Tax Consequences," "Notice to Investors" and "Description of Certain Indebtedness" insofar as such statements constitute a summary of the legal matters of documents referred to therein, fairly present in all material respects such legal matters and documents;

                                    (iv)     this Agreement has been duly
                  authorized, executed and delivered by the Company and the Material Guarantors;

                                    (v)      the Indenture has been duly
                  authorized, executed and delivered by the Company and the Subsidiary Guarantors, and assuming due authorization, execution and delivery by the Trustee, constitutes a legal, valid and binding agreement enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms;

                                    (vi)     the issuance of the Securities has
                  been duly and validly authorized by the Company and the Material Guarantors and, when the Company and the Material Guarantors have duly executed each global certificate representing the Securities and such certificates representing the Securities have been authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers under this Agreement, such Securities will constitute legal, valid, binding and enforceable obligations of the Company and the Material Guarantors entitled to the benefits of the Indenture;

                                    (vii)    the issuance of the Exchange
                  Securities has been duly and validly authorized by the Company and the Material Guarantors and, when the Company and the Material Guarantors have duly executed each global certificate representing the Exchange Securities and such certificates representing the Exchange Securities have been duly authenticated and executed by the Trustee, in accordance with the provisions of the Indenture and delivered to the holders of Notes in exchange therefor as contemplated by the Registration Rights Agreement and the Indenture, such Exchange Securities will constitute legal, valid, binding and enforceable obligations of the Company and the Material Guarantors entitled to the benefits of the Indenture;

                                    (viii)   the Registration Rights Agreement
                  has been duly authorized, executed and delivered by the Company and the Material Guarantors, and assuming due authorization, executions and delivery by the Representatives, constitutes a legal, valid, binding and enforceable agreement of the Company and the Material Guarantors, except that rights to indemnity and contribution thereunder may be so limited by applicable law;

                                    (ix)     to the knowledge of such counsel,
                  there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiary Guarantors or its or their officers, directors or property of a character required to be disclosed in a registration statement on Form S-1 that is not that is not adequately disclosed in the Final Memorandum, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding would not singly or in the aggregate, result in a Material Adverse Effect;

                                    (x)      each of the Company and the
                  Material Guarantors has the requisite corporate or limited liability company power and authority, and has taken the requisite corporate or limited liability company action, as is necessary to enter into and perform their respective obligations under this Agreement, the Indenture, the Securities, the Exchange Securities and the Registration Rights Agreement;

                                    (xi)     no consent, approval, authorization
                  or order of or registration or qualification with any Federal governmental agency or body is currently required for the performance by the Company and the Material Guarantors of their respective obligations under this Agreement, the Indenture, the Securities, the Exchange Securities and the Registration Rights Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or, with respect to the Registration Rights Agreement and the Exchange Securities, under federal or state securities laws or the Trust Indenture Act;

                                    (xii)    neither the execution and delivery
                  of the Indenture, this Agreement, the Registration Rights Agreement or the Credit Agreement Amendment, the issue and sale of the Securities, nor the consummation of any other of the transactions herein or therein contemplated, nor the compliance with the terms hereof or thereof will conflict with, result in a breach or violation of (i) the certificate of incorporation, by-laws or other organizational documents of the Company or any Material Guarantor; (ii) the terms of any agreement listed on Schedule II to this Agreement ; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any Material Guarantor of any court, governmental body, agency or arbitrator having jurisdiction over the Company, any Material Guarantors or any of its or their properties, provided, that for purposes of clause (iii) only, such opinion is limited to the Federal laws of the United States, the laws of States of New York and Texas and the General Corporation Law and Limited Liability Company Act of the State of Delaware;

                                    (xiii)   assuming the accuracy of the
                  representations and warranties, and compliance with the agreements and covenants, contained herein and in the Indenture, and the accuracy of the statements in the Final Memorandum under the caption "Plan of Distribution," it is not necessary, in connection with the offer, sale and delivery of the Securities to and by the Initial Purchasers under this Agreement, to register the Securities under the Securities Act, or to qualify an indenture under the Trust Indenture Act; and

                                    (xiv)    the Company is not and, after
                  giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as defined in the Investment Company Act.

                  Such opinion also shall contain language to the effect that although such counsel have not undertaken, except with respect to the matters set forth in, but only to the extent provided, in paragraph (iii) above, to determine independently, and do not assume any responsibility for, the accuracy or completeness of the statements in the Final Memorandum, they have participated in the preparation of the Final Memorandum, including review and discussion of the contents thereof, and nothing has come to their attention that has caused them to believe that the Final Memorandum as of its date or as of the Closing Date, in each case including documents incorporated by reference therein, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, in the light of the circumstances under which they were made. Notwithstanding the foregoing, such counsel need not express any belief with respect to (i) the financial statements and the notes and schedules thereto, (ii) any financial, statistical or industry data contained in or incorporated by reference in the Final Memorandum or (iii) the information provided by the Representatives or the Initial Purchasers for inclusion in the Final Memorandum, as set forth in Section 8(b).

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the jurisdiction of incorporation of the Company and the Subsidiary Guarantors, the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable, who are satisfactory to counsel for the Initial Purchasers and upon whom the Initial Purchasers can rely; and
(B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Memorandum in this Section 6(a) include any amendment or supplement thereto at the Closing Date.

                           (b) The Representatives shall have received from Weil, Gotshal & Manges LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                           (c) The Company and each Subsidiary Guarantor shall have furnished to the Representatives a certificate of the Company and each Subsidiary Guarantor, signed by the principal financial or accounting officer and a senior vice president of the Company and each Subsidiary Guarantor, dated the Closing Date, to the effect that the signers of such certificate have reviewed the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that to the knowledge of such signers after reasonable investigation, the representations and warranties of the Company and the Subsidiary Guarantors in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and the Subsidiary Guarantors have complied with all the agreements and satisfied all the conditions on its or their part to be performed or satisfied hereunder at or prior to the Closing Date.

                           (d) At the Execution Time and at the Closing Date, the Company shall have requested and caused
         PricewaterhouseCoopers, LLP to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing

         Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder, that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended March 31, 2003 and as at March 31, 2003 in accordance with the Statement on Auditing Standards No. 100, and stating in effect that:

                                    (i)      in their opinion the audited
                  financial statements and financial statement schedules included in the Final Memorandum and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations adopted by the Commission thereunder;

                                    (ii)     on the basis of a reading of the
                  latest unaudited financial statements made available by the Company and its Subsidiaries; their limited review in accordance with the standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the three-month period ended March 31, 2003, and as at March 31, 2003, as indicated in their report included in the Final Memorandum; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit committees of the Company and the Subsidiaries; and inquiries of certain members of management of the Company who have responsibility for financial and accounting matters of the Company and its Subsidiaries as to transactions and events subsequent to March 31, 2003, nothing came to their attention that caused them to believe that:

                                             (1)      any unaudited interim
                           financial statements included in the Final Memorandum do not comply in form in all material respects with applicable accounting requirements and with the related rules and regulations of the Commission with respect to financial statements included in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements included in the Final Memorandum; or

                                             (2)      with respect to the period
                           subsequent to March 31, 2003, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its Subsidiaries or Capital Stock of the Company or decreases in the shareholders' equity of the Company as compared with the amounts shown on the March 31, 2003 consolidated balance sheet included in the Final Memorandum, or for the period from April 1, 2003 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net earnings from continuing operations before income taxes or in total or per share amounts of net earnings of the

                           Company and its Subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                                             (3)      the information included
                           under the heading "Selected Consolidated Financial Data" is not in conformity with the disclosure requirements of Regulation S-K; and

                                    (iii)    they have performed certain other
                  specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its Subsidiaries) set forth in the Final Memorandum, including the information set forth under the captions "Selected Consolidated Financial Data" and "Summary Historical Consolidated Financial Data" in the Final Memorandum, agrees with the accounting records of the Company and its Subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Memorandum in this Section 6(e) include any amendment or supplement thereto at the date of the applicable letter.

                  (e) Subsequent to the Execution Time or, if earlier the dates as of which information is given in the Final Memorandum (provided that such date shall be no earlier than March 31, 2003), there shall not have occurred (except as contemplated in the Final Memorandum) (i) any change or decrease specified in the letter or letters referred to in paragraph (d) of this Section 6; or (ii) any change, or any development involving a prospective change in the condition (financial or otherwise) prospects, business, properties or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the completion of the offer and sale of the Securities as contemplated by the Final Memorandum.

                  (f) The Notes shall have been designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD, and the Notes shall be eligible for clearance and settlement through The Depository Trust Company.

                  (g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities (including the Notes) by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given to the Company or publicly of any surveillance or review for an intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (h) The Company and the Subsidiary Guarantors shall have entered into the Credit Agreement Amendment, and there shall not exist at and as of the Closing Date any conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Credit Agreement.

                  (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further material information, certificates and documents as the Representatives may reasonably request.

If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of counsel for the Initial Purchasers, at 767 Fifth Avenue, New York, New York 10153, on the Closing Date.

                  The Representatives may in their sole discretion waive on behalf of the Initial Purchasers compliance with any of the conditions to the obligations of the Initial Purchasers under this Agreement.

                  7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof (other than Section 6(b)) is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Subsidiary Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a breach or default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally through Citigroup on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8.       Indemnification and Contribution.

                           (a) The Company and each of the Subsidiary Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of Section 15 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary

         Memorandum or the Final Memorandum (or in any supplement or amendment thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Subsidiary Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchasers through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company and the Subsidiary Guarantors may otherwise have.

                           (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Company, the Subsidiary Guarantors, each of its or their directors, each of its or their officers, and each person who controls the Company or any Subsidiary Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company and the Subsidiary Guarantors by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto) and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability that any Initial Purchaser may otherwise have. The parties hereto acknowledge that the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities, and, under the heading "Plan of Distribution," (i) the sentences related to concessions and reallowances; (ii) the list of Initial Purchasers; and
         (iii) the paragraph related to over-allotment, covering and stabilization transactions in the Preliminary Memorandum and the Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

                           (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                           (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Subsidiary Guarantors and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company or any Subsidiary Guarantor and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Subsidiary Guarantors and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Subsidiary Guarantors on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company and the Subsidiary Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company and the Subsidiary Guarantors, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions in each case set forth under "Plan of Distribution" in the Final Memorandum. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or any Subsidiary Guarantor on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company or any Subsidiary Guarantor within the meaning of either the Act or the Exchange Act and each officer and director of the Company and any Subsidiary Guarantor shall have the same rights to contribution as the Company and the Subsidiary Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company or the Subsidiary Guarantors. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives and the Company shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company, the Subsidiary Guarantors or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on the financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum.

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Subsidiary Guarantors or its or their officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company, the Subsidiary Guarantors or any of the officers, employees, agents, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7, 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York 10013
Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to (214) 586-1000 and confirmed to it at 2750 Regent Boulevard, DFW Airport, Texas 75261, attention of Jeff Murphy, Esq.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, employees, agents, directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(g) hereof, no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  17. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" shall have the meaning specified in Rule 501(b) of Regulation D.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

                  "Capital Stock" means, with respect to any Person, any shares or other equivalents (however designated) of any class of corporate stock or partnership interests or any other participations, rights, warrants, options or other interests in the nature of an equity interest in such Person, including preferred stock, but excluding any debt security convertible or exchangeable into such equity interest.

                  "Citigroup" shall mean Citigroup Global Markets Inc.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean, the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "Person" shall mean any individual, corporation, company (including any limited liability company), association, partnership, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Regulation D" shall mean Regulation D under the Act.

                  "Regulation S" shall mean Regulation S under the Act.

                  "Subsidiary" shall mean in respect of any Person, any corporation, company (including any limited liability company), association, partnership, joint venture, trust, unincorporated organization or other business entity of which a majority of the total voting power of all classes of Capital Stock of then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof, is at the time owned or controlled, directly or indirectly, by:

                  (a)      such Person,

                  (b) such Person and one or more Subsidiaries of such Person, or

                  (c)      one or more Subsidiaries of such Person.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

                                            Very truly yours,

                                            AVIALL, INC.

                                            By:    /s/ Colin M. Cohen
                                                ---------------------------
                                            Name:  Colin M. Cohen
                                            Title: Vice President and Chief
                                                   Financial Officer

                                            SUBSIDIARY GUARANTORS:

                                            AVIALL SERVICES, INC.
                                            AVIALL PRODUCT REPAIR SERVICES, INC.
                                            AVIALL JAPAN LIMITED
                                            INVENTORY LOCATOR SERVICE, LLC
                                            INVENTORY LOCATOR SERVICE-UK, INC.

                                            By:    /s/ Jeffrey J. Murphy
                                               ----------------------------
                                            Name:  Jeffrey J. Murphy
                                            Title: Senior Vice President and
                                                   Secretary

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE FIRST BOSTON LLC
WACHOVIA SECURITIES, LLC

By: CITIGROUP GLOBAL MARKETS INC.

By: /s/ Jeff Singer
   ------------------------------
   Name: Jeff Singer
   Title: Director

For themselves and the other several Initial
Purchasers named in Schedule I to
the foregoing Agreement.